UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive, Suite 100
Canonsburg, Pennsylvania 15317
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	CEIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On June 5, 2020, CONSOL Energy Inc. (the “Company”) entered into an Amendment No. 2 (the “Amendment”) to its Credit Agreement, dated as of November 28, 2017, among the Company, the various financial institutions from time to time party thereto, PNC Bank, National Association (“PNC Bank”), as administrative agent for the Revolving Lenders and Term A Lenders, Citibank, N.A., as administrative agent for the Term B Lenders, and PNC Bank, as collateral agent for the Lenders and the other Secured Parties referred to therein (the “Original Credit Agreement”). The Amendment included several material changes to the Original Credit Agreement described below.

Changes in Interest Rates . The Amendment effected an increase in the rate at which borrowings under the Revolving Credit Facility (the “Revolving Credit Facility”) and the Term Loan A Facility (the “TLA Facility”) bear interest. Under the Original Credit Agreement, the Revolving Credit Facility and the TLA Facility bore interest at a floating rate that was, at the Company’s option, either (i) LIBOR plus an applicable margin or (ii) an alternate base rate plus an applicable margin. The Amendment increases the amount of the applicable margin by 50 basis points on each of the Revolving Credit Facility and the TLA Facility.

Covenants . The Original Credit Agreement, as amended by the Amendment, continues to contain a number of customary affirmative and negative covenants. The Amendment also adds to the Original Credit Agreement an anti-cash hoarding provision to the extent that Excess Balance Sheet Cash (as defined in the Amendment) exceeds $50,000,000. The Amendment revised the financial covenants applicable to the Revolving Credit Facility and TLA Facility, so that:

•	for the fiscal quarters ending June 30, 2020, through March 31, 2021, the maximum first lien gross leverage ratio shall be 2.50 to 1.00, the maximum total net leverage ratio shall be 3.75 to 1.00 and the minimum fixed charge coverage ratio shall be 1.00 to 1.00;

•	for the fiscal quarters ending June 30, 2021 through September 30, 2021, the maximum first lien gross leverage ratio shall be 2.25 to 1.00 and the maximum total net leverage ratio shall be 3.50 to 1.00;

•	for the fiscal quarters ending June 30, 2021 through March 31, 2022, the minimum fixed charge coverage ratio shall be 1.05 to 1.00;

•	for the fiscal quarters ending December 31, 2021 through March 31, 2022, the maximum first lien gross leverage ratio shall be 2.00 to 1.00 and the maximum total net leverage ratio shall be 3.25 to 1.00; and

•	for the fiscal quarters ending on or after June 30, 2022, the maximum first lien gross leverage ratio shall be 1.75 to 1.00, the maximum total net leverage ratio shall be 2.75 to 1.00 and the minimum fixed charge coverage ratio shall be 1.10 to 1.00.

The Amendment also added additional conditions to be met for the covenants relating to investments in joint ventures, general investments, share repurchases, dividends and repurchases of the Company’s second lien notes.

The description of the Amendment set forth above is not complete and is subject to and qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Amendment to Partnership Credit Facility

On June 5, 2020, CONSOL Coal Resources LP (the “Partnership”) and certain of its subsidiaries (collectively, the “Credit Parties”) entered into that certain Amendment No. 2 (the “Partnership Credit Facility Amendment”) to the previously disclosed Affiliated Company Credit Agreement (as amended to date, the “Original Affiliated Company Credit Agreement”) by and among the Credit Parties, the Company, as lender and administrative agent, and PNC Bank. The Partnership Credit Facility Amendment included several material changes to the Original Affiliated Company Credit Agreement described below.

Changes in Interest Rates. The Partnership Credit Facility Amendment effected a 50 basis points increase in the rate at which borrowings under the Original Affiliated Company Credit Agreement bear interest.

Covenants. The Original Affiliated Company Credit Agreement, as amended by the Partnership Credit Facility Amendment, continues to contain a number of customary affirmative and negative covenants. The Partnership Credit Facility Amendment revised the financial covenants in the Original Affiliated Company Credit Agreement, so that:

•	for the fiscal quarters ending June 30, 2020, through March 31, 2021, the maximum first lien gross leverage ratio shall be 3.75 to 1.00 and the maximum total net leverage ratio shall be 4.00 to 1.00;

•	for the fiscal quarters ending June 30, 2021 through September 30, 2021, the maximum first lien gross leverage ratio shall be 3.50 to 1.00 and the maximum total net leverage ratio shall be 3.75 to 1.00;

•	for the fiscal quarters ending December 31, 2021 through March 31, 2022, the maximum first lien gross leverage ratio shall be 3.00 to 1.00 and the maximum total net leverage ratio shall be 3.50 to 1.00; and

•	for the fiscal quarters ending on or after June 30, 2022, the maximum first lien gross leverage ratio shall be 2.75 to 1.00 and the maximum total net leverage ratio shall be 3.25 to 1.00.

The Partnership Credit Facility Amendment also added additional conditions to be met for the covenants relating to general investments, investments in unrestricted subsidiaries and distributions to equity holders of the Partnership.

The description of the Partnership Credit Facility Amendment set forth above is not complete and is subject to and qualified in its entirety by reference to the complete text of the Partnership Credit Facility Amendment, a copy of which is filed herewith as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Amendment No. 2, dated as of June 5, 2020, to Credit Agreement, dated as of November 28, 2017, among the Company, the various financial institutions from time to time party thereto, PNC Bank, N.A., as administrative agent for the Revolving Lenders and Term A Lenders, Citibank, N.A., as administrative agent for the Term B Lenders and PNC Bank, N.A., as collateral agent for the Lenders and the other Secured Parties referred to therein

10.2

Amendment No. 2, dated as of June 5, 2020, to Affiliated Company Credit Agreement, dated November 28, 2017, by and among CONSOL Coal Resources LP, certain of its affiliates party thereto, CONSOL Energy Inc. and PNC Bank, National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL Energy Inc.
(Registrant)

By:	/s/ Martha A. Wiegand
Martha A. Wiegand
General Counsel and Secretary

Dated: June 11, 2020